Exhibit 99

    Summit Financial Group Reports Fiscal Year 2004 EPS of $1.49,
            up 28.4 Percent; Common Stock to be Listed on
               NASDAQ SmallCap Market Effective 1/31/05

    MOOREFIELD, W.Va.--(BUSINESS WIRE)--Jan. 26, 2005--Summit Financial Group, Inc. (OTCBB: SMMF) today reported fiscal year 2004 net income of $10.6 million, or $1.49 per diluted share, up 28.4 percent from the $1.16 per diluted share reported for the fiscal year 2003. These record earnings reflect strong growth in both community banking and mortgage banking. Net income for 2004 generated a return on average shareholders' equity (ROE) of 17.21 percent and a return on average assets (ROA) of 1.26 percent compared with 2003 ratios of
15.03 percent and 1.14 percent, respectively.
    For the fourth quarter of 2004, the Company reported net income of $2.4 million, or $0.33 per diluted share, compared with $2.5 million or $0.35 per diluted share for the prior-year fourth quarter. Net income for the fourth quarter of 2004 generated an annualized ROE of
14.33 percent and an annualized ROA of 1.07 percent compared with
17.66 percent and 1.30 percent, respectively, for the prior-year period.
    Summit also reported that its common stock will begin trading on The Nasdaq SmallCap Market on January 31, 2005. The Company's trading symbol of 'SMMF' will remain unchanged.
    H. Charles Maddy, III, President and Chief Executive Officer commented, "We are pleased to report another record year of net income growth - our 17th consecutive year. Both of our business segments performed very well this past year. The high-growth markets that we pursue continue to provide us with opportunities for our community banks. This past quarter, we merged our two West Virginia banks into Summit Community Bank to take advantage of operating efficiencies. We see excellent upside in our Virginia markets, combined with continuing stability in West Virginia. The new branch we opened this past quarter in Harrisonburg, Virginia, one of our strongest markets, will contribute to this growth.
    "2004 was our first full year of mortgage banking operations, and the growth in this segment has been exceptional. After an expected weak fourth quarter, our pipeline has begun to strengthen as we enter 2005, and we continue to improve efficiencies as we mature. We enter the new year with a favorable outlook for both our business segments.
    "We are committed to enhancing shareholder value through financial performance and improved liquidity of our stock. Our two-for-one stock distribution during the fourth quarter of 2004, combined with listing on The Nasdaq SmallCap Market at the end of this month, should continue to enhance the value of Summit Financial Group."

    Fourth Quarter and Fiscal 2004 Consolidated Results

    Revenue for fiscal year 2004, consisting of net interest income plus non-interest income, was $55.0 million, an increase of 86.4 percent over 2003. Net interest income increased 17.2 percent to $27.8 million, reflecting 16.1 percent growth in average earning assets combined with a three basis point increase in the net interest margin to 3.66 percent; Summit has maintained a stable net interest margin across varying interest rate environments. Non-interest income for 2004 was $27.3 million compared with $5.8 million for 2003, an increase of 367.9 percent. Excluding gains from the sale of securities in both years and from gains on asset sales of $336,000 in 2003, non-interest income increased 416.5 percent to $27.2 million. This increase primarily reflects the operations of the Company's mortgage banking unit, Summit Financial, LLC, which commenced operations during the third quarter of 2003 and is discussed below.
    Revenue for the fourth quarter of 2004 was $13.7 million, an increase of 36.1 percent over the $10.0 million reported for the prior-year quarter. Net interest income grew 14.6 percent for the quarter to $7.3 million, reflecting 14.6 percent growth in earning assets and an unchanged net interest margin, at 3.69 percent. Non-interest income increased 73.8 percent to $6.3 million. The largest component of this increase was mortgage banking revenue.
    Non-interest expense for fiscal 2004 was $38.8 million, a $21.9 million or 129.7 percent increase over the $16.9 million reported for 2003. The majority of the increase is associated with the full-year inclusion of operations in 2004 of Summit Financial, LLC. Fiscal year 2003 results also included a $164,000 non-cash charitable contribution. The efficiency ratio was 68.33 percent for 2004 compared with 55.07 percent for 2003. The efficiency ratio for the Company's Community Banking Segment, shown below, is a more accurate indicator of its performance compared with other community banks.
    Non-interest expense for the fourth quarter of 2004 was $10.0 million, a 58.8 percent increase over the $6.3 million reported for the prior-year 2003 quarter. The increase again reflected the operations of Summit Financial, LLC. Summit's consolidated efficiency ratio for the fourth quarter of 2004 was 70.50 percent compared with
61.85 percent for the prior-year fourth quarter.
    Asset quality remains strong. Charge-offs were $657,000 for the year, equivalent to 0.11 percent of average loans. Nonperforming assets were 0.18 percent of assets at December 31, 2004, compared with
0.30 percent at September 30, 2004 and 0.28 percent twelve months ago. At period-end, loan loss reserves were 0.83 percent of loans.
    Assets at December 31, 2004 were $889.5 million, an increase of
12.4 percent over the last twelve months. The increase was driven by loan growth of $104.8 million, up 20.8 percent to $607.8 million; commercial real estate loans, up 33.5 percent, and residential mortgage loans, up 14.0 percent, were the largest contributors to this growth. Deposits increased $12.8 million, or 2.5 percent, to $524.6 million. To support its strong loan growth, the Company increased short term borrowings by $70.9 million, to $120.6 million.
    Shareholders' equity at period end was $65.7 million, an increase of 14.9 percent over the last twelve months. During the fourth quarter, the Company distributed a two-for-one stock split in the form of a stock dividend. Common shares outstanding totaled 7,039,540 at year end 2004.

    FOURTH QUARTER AND 2004 OPERATING SEGMENT RESULTS

    Community Banking Financial Performance

    The Community Banking segment achieved net income for fiscal year 2004 of $9.7 million, up 13.2 percent from $8.5 million in 2003. Total revenue increased 14.6 percent to $30.4 million, reflecting strong growth in net interest income and in service fee income. Net interest income benefited from strong growth in commercial real estate loans. Non-interest expense grew 15.5 percent to $15.5 million. The efficiency ratio for the Community Banking segment was 52.13 percent compared with last year's efficiency ratio of 50.25 percent.
    Net income for the fourth quarter of 2004 was $2.5 million, relatively unchanged from the prior-year fourth quarter. Total revenue increased 8.8% to $8.1 million, while non-interest expense increased
16.3 percent to $4.2 million due to one-time costs associated with the merger of Capital State into Summit Community Bank, and the opening of the de novo Harrisonburg, Virginia branch. The Community Banking segment's efficiency ratio was 52.70 percent compared with 49.23 percent for the 2003 period.

    Mortgage Banking Financial Performance

    The Company's mortgage banking unit, Summit Financial, LLC, commenced operations during the third quarter of 2003. This segment originates first mortgages in the Company's community banking markets and debt consolidation second mortgage loans for borrowers nationwide. Loan originations in the fourth quarter of 2004 were impacted by seasonal factors and a change in product mix, which tempered this unit's profitability.
    Net income for the fiscal year 2004 was $1.8 million compared to $95,000 for 2003. In its first full year of operation, the mortgage company originated $261.0 million in loans and sold $251.4 million. Revenue totaled $24.8 million compared with $3.2 million in 2003. Non-interest expense was $22.0 million, compared with $3.1 million in 2003. For the fourth quarter of 2004, net income was $118,000 compared with $73,000 for the fourth quarter of 2003.

    About the Company

    Summit Financial Group, Inc., a financial holding company with total assets of $889 million, operates thirteen banking locations through its two wholly-owned community banks: Summit Community Bank, headquartered in Moorefield, West Virginia; and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia.

    Forward-Looking Statements

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Quarterly Performance Summary -- Q4 2004 vs Q4 2003

                                      For the Quarter Ended
Dollars in thousands, except         ----------------------   Percent
 per share amounts                  12/31/2004    12/31/2003   Change
----------------------------------------------------------------------
Condensed Statements of Income
 Interest income
  Loans, including fees                $9,814       $8,096       21.2%
  Securities                            2,294        2,501       -8.3%
  Other                                    30           37      -18.9%
                                      ----------------------
          Total interest income        12,138       10,634       14.1%
                                       ----------------------
 Interest expense
  Deposits                              2,456        2,390        2.8%
  Borrowings                            2,366        1,862       27.1%
                                        ----------------------
          Total interest expense        4,822        4,252       13.4%
                                        ----------------------
 Net interest income                    7,316        6,382       14.6%
 Provision for loan losses                292          232       25.9%
                                        ----------------------
 Net interest income after provision
  for loan losses                       7,024        6,150       14.2%
                                        ----------------------
 Noninterest income
  Service fee income                      592          455       30.1%
  Mortgage origination revenue          5,423        2,604      108.3%
  Securities gains (losses)                32          105      -69.5%
  Other income                            287          480      -40.2%
                                        ----------------------
          Total noninterest income      6,334        3,644       73.8%
                                        ----------------------
 Noninterest expense
  Salaries and employee benefits        4,607        3,064       50.4%
  Net occupancy expense                   404          240       68.3%
  Equipment expense                       473          383       23.5%
  Postage expense                       1,361          781       74.3%
  Advertising                           1,231          571      115.6%
  Other expenses                        1,939        1,268       52.9%
                                        ----------------------
          Total noninterest expense    10,015        6,307       58.8%
                                        ----------------------
 Income before income taxes             3,343        3,487       -4.1%
 Income taxes                             986          994       -0.8%
                                        ----------------------
               Net income              $2,357       $2,493       -5.5%
                                        ======================
Per Share Data
 Basic earnings                         $0.34        $0.36       -5.6%
 Diluted earnings                       $0.33        $0.35       -5.7%
 Average shares outstanding
    Basic                           7,032,512    7,013,749        0.3%
    Diluted                         7,149,981    7,082,593        1.0%

Performance Ratios
 Return on average equity              14.33%       17.66%      -18.9%
 Return on average assets               1.07%        1.30%      -17.7%
 Net yield on earning assets -
  taxable equivalent                    3.69%        3.69%        0.0%
 Efficiency ratio consolidated (A)     70.50%       61.85%       14.0%
 Efficiency ratio excluding
  mortgage banking (A)                 52.70%       49.23%        7.0%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Annual Performance Summary -- 2004 vs 2003

                                    For the Year Ended
Dollars in thousands, except       ---------------------       Percent
 per share amounts               12/31/2004    12/31/2003       Change
----------------------------------------------------------------------
Condensed Statements of Income
 Interest income
  Loans, including fees           $36,207       $31,165          16.2%
  Securities                        9,403         9,889          -4.9%
  Other                               127           170         -25.3%
                                 -------------------------
      Total interest income        45,737        41,224          10.9%
                                 -------------------------
 Interest expense
  Deposits                          9,710         9,999          -2.9%
  Borrowings                        8,250         7,531           9.5%
                                 -------------------------
      Total interest expense       17,960        17,530           2.5%
                                 -------------------------
 Net interest income               27,777        23,694          17.2%
 Provision for loan losses          1,050           915          14.8%
                                 -------------------------
 Net interest income after
  provision for loan losses        26,727        22,779          17.3%
                                 -------------------------
 Noninterest income
  Service fee income                2,238         1,586          41.1%
  Mortgage origination revenue     24,089         3,138         667.7%
  Securities gains (losses)            33           212         -84.4%
  Other income                        892           888           0.5%
                                 -------------------------
      Total noninterest income     27,252         5,824         367.9%
                                 -------------------------
 Noninterest expense
  Salaries and employee benefits   18,087         9,005         100.9%
  Net occupancy expense             1,503           868          73.2%
  Equipment expense                 1,776         1,320          34.5%
  Postage expense                   5,851           985         494.0%
  Advertising                       4,725           772         512.0%
  Other expenses                    6,847         3,934          74.0%
                                 -------------------------
      Total noninterest expense    38,789        16,884         129.7%
                                 -------------------------
 Income before income taxes        15,190        11,719          29.6%
 Income taxes                       4,582         3,511          30.5%
                                 -------------------------
            Net income            $10,608        $8,208          29.2%
                                 =========================
Per Share Data
 Basic earnings                     $1.51         $1.17          29.1%
 Diluted earnings                   $1.49         $1.16          28.4%
 Average shares outstanding
      Basic                     7,025,118     7,010,007           0.2%
      Diluted                   7,121,761     7,073,286           0.7%
Performance Ratios
 Return on average equity          17.21%        15.03%          14.5%
 Return on average assets           1.26%         1.14%          10.5%
 Net yield on earning assets -
  taxable equivalent                3.66%         3.63%           0.8%
 Efficiency ratio consolidated (A) 68.33%        55.07%          24.1%
 Efficiency ratio excluding
  mortgage banking (A)             52.13%        50.25%           3.7%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Five Quarter Performance Summary

Dollars in thousands,              For the Quarter Ended
 except per share ----------------------------------------------------
 amounts          12/31/2004 9/30/2004  6/30/2004 3/31/2004 12/31/2003
----------------------------------------------------------------------
Condensed Statements
 of Income
  Interest income
   Loans,including
    fees              $9,814    $9,334     $8,744    $8,314    $8,096
   Securities          2,294     2,267      2,316     2,527     2,501
   Other                  30        33         32        32        37
                 -----------------------------------------------------
    Total interest
     income           12,138    11,634     11,092    10,873    10,634
                 -----------------------------------------------------
  Interest expense
   Deposits           2,456     2,451      2,390     2,414     2,390
   Borrowings         2,366     2,122      1,904     1,857     1,862
                 -----------------------------------------------------
    Total interest
     expense          4,822     4,573      4,294     4,271     4,252
                 -----------------------------------------------------
   Net interest
    income             7,316     7,061      6,798     6,602     6,382
   Provision for
    loan losses          292       293        233       233       232
                 -----------------------------------------------------
   Net interest
    income after
    provision for
    loan losses        7,024     6,768      6,565     6,369     6,150
                 -----------------------------------------------------
   Noninterest income
   Service fee income    592       575        562       509       455
   Mortgage origination
    revenue            5,423     7,732      6,614     4,319     2,604
   Securities gains
    (losses)              32       (35)        17        20       105
   Other income          287       273        239        94       480
                 -----------------------------------------------------
    Total
     noninterest
     income            6,334     8,545      7,432     4,942     3,644
                 -----------------------------------------------------
   Noninterest expense
    Salaries and
     employee benefits 4,607     5,055      4,740     3,686     3,064
    Net occupancy
     expense             404       408        386       304       240
    Equipment expense    473       433        441       429       383
    Postage expense    1,361     1,703      1,435     1,353       781
    Advertising        1,231     1,229      1,304       962       571
    Other expenses     1,939     1,939      1,862     1,105     1,268
                 -----------------------------------------------------
    Total
     noninterest
     expense          10,015    10,767     10,168     7,839     6,307
                 -----------------------------------------------------
    Income before
     income taxes      3,343     4,546      3,829     3,472     3,487
  Income taxes           986     1,420      1,155     1,021       994
                 -----------------------------------------------------
    Net income        $2,357    $3,126     $2,674    $2,451    $2,493
                 =====================================================
 Per Share Data
  Basic earnings       $0.34     $0.44      $0.38     $0.35     $0.36
  Diluted
   earnings            $0.33     $0.43      $0.38     $0.35     $0.35
  Average shares
   outstanding
     Basic         7,032,512 7,026,173  7,021,567 7,020,126 7,013,749
     Diluted       7,149,981 7,174,852  7,108,161 7,084,970 7,082,593

 Performance
  Ratios
  Return on
   average equity      14.33%    20.06%     17.96%    16.77%    17.66%
  Return on
   average assets       1.07%     1.46%      1.29%     1.23%     1.30%
  Net yield on
   earning assets
   - taxable
   equivalent           3.69%     3.65%      3.64%     3.67%     3.69%
  Efficiency
   ratio
   consolidated (A)    70.50%    67.11%     69.61%    65.84%    61.85%
  Efficiency
   ratio excluding
   mortgage
   banking (A)         52.70%    51.68%     53.61%    50.45%    49.23%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Segment Information
For the Quarter Ended December 31, 2004

                                           Parent
Dollars in           Community   Mortgage   and
 thousands            Banking    Banking   Other  Eliminations  Total
----------------------------------------------------------------------
 Condensed Statements
  of Income
  Interest income      $11,935     $419      $5       $(221)  $12,138
  Interest expense       4,670      220     153        (221)    4,822
                     -------------------------------------------------
  Net interest income    7,265      199    (148)          -     7,316
  Provision for loan
   losses                  292        -       -           -       292
                     -------------------------------------------------
  Net interest income
   after provision
      for loan losses    6,973      199    (148)          -     7,024
                     -------------------------------------------------
  Noninterest income       798    5,423   1,183      (1,070)    6,334
  Noninterest expense    4,225    5,445   1,415      (1,070)   10,015
                     -------------------------------------------------
  Income before
   income taxes          3,546      177    (380)          -     3,343
  Income taxes           1,075       59    (148)          -       986
                     -------------------------------------------------
  Net income            $2,471     $118   $(232)         $-    $2,357
                     =================================================

 Average assets       $867,934  $20,639 $78,885    $(88,743) $878,715
                     =================================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Segment Information
For the Quarter Ended December 31, 2003

                                            Parent
                       Community  Mortgage   and
 Dollars in thousands   Banking   Banking   Other  Eliminations  Total
----------------------------------------------------------------------
 Condensed Statements
  of Income
   Interest income      $10,568     $125      $2        $(61)  $10,634
   Interest expense       4,198       56      59         (61)    4,252
                     -------------------------------------------------
   Net interest
    income                6,370       69     (57)          -     6,382
   Provision for loan
    losses                  232        -       -           -       232
                     -------------------------------------------------
   Net interest
    income after
    provision for
    loan losses           6,138       69     (57)          -     6,150
                     -------------------------------------------------
   Noninterest income     1,040    2,604     847        (847)    3,644
   Noninterest
    expense               3,634    2,562     958        (847)    6,307
                     -------------------------------------------------
   Income before
    income taxes          3,544      111    (168)          -     3,487
   Income taxes           1,015       38     (59)          -       994
                     -------------------------------------------------
   Net income            $2,529      $73   $(109)         $-    $2,493
                     =================================================
 Average assets        $751,775   $6,452 $64,490    $(58,095) $764,622
                     =================================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Segment Information
For the Year Ended
December 31, 2004

                                           Parent
Dollars in             Community  Mortgage  and
 thousands             Banking    Banking  Other  Eliminations  Total
----------------------------------------------------------------------
 Condensed
  Statements of Income
   Interest income      $45,031   $1,348     $16       $(658)  $45,737
   Interest expense      17,460      652     506        (658)   17,960
                    --------------------------------------------------
   Net interest
    income               27,571      696    (490)          -    27,777
   Provision for
    loan losses           1,050        -       -           -     1,050
                    --------------------------------------------------
   Net interest
    income after
    provision for
    loan losses          26,521      696    (490)          -    26,727
                    --------------------------------------------------
   Noninterest
    income                2,863   24,087   4,215      (3,913)   27,252
   Noninterest
    expense              15,523   22,045   5,134      (3,913)   38,789
                    --------------------------------------------------
   Income before
    income taxes         13,861    2,738  (1,409)          -    15,190
   Income taxes           4,189      944    (551)          -     4,582
                    --------------------------------------------------
   Net income            $9,672   $1,794   $(858)         $-  $ 10,608
                    ==================================================

 Average assets        $817,414  $16,701 $74,101    $(67,333) $840,883
                    ==================================================

SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Segment Information
For the Year Ended December 31, 2003

                                           Parent
 Dollars in            Community  Mortgage  and
  thousands             Banking   Banking  Other   Eliminations  Total
----------------------------------------------------------------------
 Condensed
  Statements of
  Income
   Interest income    $ 41,166   $  125 $     8    $    (75) $ 41,224
   Interest expense     17,317       56     232         (75)   17,530
                       --------   ------ -------    --------  --------
   Net interest
    income              23,849       69    (224)          -    23,694
   Provision for
    loan losses            915        -       -           -       915
                       --------   ------ -------    --------  --------
   Net interest
    income after
    provision
       for loan
        losses          22,934       69    (224)          -    22,779
                       --------   ------ -------    --------  --------
   Noninterest
    income               2,706    3,137   3,292      (3,311)    5,824
   Noninterest
    expense             13,444    3,061   3,690      (3,311)   16,884
                       --------   ------ -------    --------  --------
   Income before
    income taxes        12,196      145    (622)          -    11,719
   Income taxes          3,655       50    (194)          -     3,511
                       --------   ------ -------    --------  --------
   Net income         $  8,541   $   95 $  (428)   $      -  $  8,208
                       ========   ====== =======    ========  ========

 Average assets       $717,565   $4,081 $60,164    $(59,066) $722,744
                       ========   ====== =======    ========  ========



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Selected Balance Sheet Data

                                  For the Quarter  Ended
                  ----------------------------------------------------
 Dollars in thousands,
  except per share
  amounts          12/31/2004 9/30/2004 6/30/2004 3/31/2004 12/31/2003
----------------------------------------------------------------------



  Assets            $889,489  $862,246  $849,555  $809,216   $791,465
  Securities         211,362   209,702   213,644   215,732    235,409
  Loans held for
   sale, net          14,274    12,097    15,607     9,596      6,353
  Loans, net         602,728   586,201   559,869   532,855    498,340
  Intangible assets    3,499     3,537     3,574     3,612      3,050
  Deposits           524,614   535,822   536,589   530,372    511,801
  Short-term
   borrowings        120,629    77,518    71,350    42,547     49,714
  Long-term
   borrowings and
   subordinated
   debentures        172,201   178,334   176,248   169,608    168,255
  Shareholders'
   equity             65,708    65,289    58,975    60,674     57,188

 Book value per
  share             $   9.33  $   9.29  $   8.40  $   8.64   $   8.15

SUMMIT FINANCIAL GROUP INC. (OTCBB: SMMF)
Loan Composition

Dollars in
 thousands         12/31/2004 9/30/2004 6/30/2004 3/31/2004 12/31/2003
----------------------------------------------------------------------

Commercial           $53,226   $49,630   $49,294   $47,178    $46,860
Commercial real
 estate              279,631   271,097   250,562   235,565    209,391
Residential
 construction          3,916     3,351     2,665     2,698      2,369
Residential mortgage 223,689   218,118   212,371   203,225    196,135
Consumer              38,948    40,559    41,787    41,060     41,112
Other                  9,605     9,784     9,316     8,968      8,223
                  ----------------------------------------------------
Total loans          609,015   592,539   565,995   538,694    504,090
Less unearned fees
 and interest          1,214     1,200     1,173     1,118      1,069
                  ----------------------------------------------------
Total loans net of
 unearned fees and
 interest            607,801   591,339   564,822   537,576    503,021
Less allowance for
 loan losses           5,073     5,138     4,953     4,721      4,681
                  ----------------------------------------------------
 Loans, net         $602,728  $586,201  $559,869  $532,855   $498,340
                  ====================================================



SUMMIT FINANCIAL GROUP INC. (OTCBB: SMMF)
Mortgage Banking Segment Loan Activity

                                   For the Quarter Ended
                     -------------------------------------------------
Dollars in
 thousands         12/31/2004 9/30/2004 6/30/2004 3/31/2004 12/31/2003
----------------------------------------------------------------------
Loans originated
        Amount      $65,983    $75,791  $74,333    $44,935    $32,413
        Number        1,182      1,532    1,461        931        724

Loans sold
        Amount      $62,043    $79,927  $68,013    $41,376    $26,261
        Number        1,148      1,610    1,364        861        603

SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Asset Quality Information

                                 For the Quarter Ended
                 -----------------------------------------------------
 Dollars in
  thousands       12/31/2004 9/30/2004 6/30/2004 3/31/2004 12/31/2003
----------------------------------------------------------------------

 Net loan charge-
  off's                 $357      $107        $1      $192        $37
 Net loan charge-
  off's to average
  loans (annualized)    0.25%     0.08%     0.00%     0.15%      0.03%
 Allowance for
  loan losses         $5,073    $5,138    $4,953    $4,721     $4,681
 Allowance for
  loan losses as
  a percentage of
  period end loans     0.83%     0.87%     0.88%     0.88%      0.93%
 Nonperforming assets:
    Nonperforming loans $672    $1,464    $1,577    $1,448     $1,356
    Foreclosed
     properties          593       756       475       475        480
    Nonaccrual
     securities          349       363       384       389        396
                 -----------------------------------------------------
      Total           $1,614    $2,583    $2,436    $2,312     $2,232
                 =====================================================
 Nonperforming
  loans to period end
  loans and other
  real estate           0.21%     0.37%     0.36%     0.36%      0.36%
                 =====================================================
 Nonperforming
  assets to period
  end assets            0.18%     0.30%     0.29%     0.29%      0.28%
                 =====================================================



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Average Balance Sheet, Interest Earnings &
 Expenses and Average Rates Q4 2004 vs Q3 2003

                               Q4 2004                  Q4 2003
                     ------------------------ ------------------------
                     Average Earnings/ Yield/ Average Earnings/ Yield/
Dollars in thousands Balances  Expense Rate   Balances Expense  Rate
--------------------------------------------- ------------------------
ASSETS

Interest earning assets
  Loans, net of unearned interest
    Taxable          $605,020   $9,701  6.41% $490,823   $8,016  6.53%
    Tax-exempt          9,381      173  7.38%    5,943      122  8.21%
  Securities
    Taxable           162,810    1,734  4.26%  179,265    2,002  4.47%
    Tax-exempt         48,387      835  6.90%   43,323      738  6.81%
   Interest bearing
    deposits other
    banks and Federal
    funds sold          3,249       31  3.82%    3,908       39  3.99%
                     --------- -------- ----- --------- -------- -----
Total interest
 earning assets       828,847   12,474  6.02%  723,262   10,917  6.04%

Noninterest earning assets
  Cash & due from
   banks               17,698                    9,928
  Premises &
   equipment           20,573                   17,360
  Other assets         16,806                   18,646
  Allowance for loan
   losses              (5,209)                  (4,574)
                     ---------                ---------
    Total assets     $878,715                 $764,622
                     =========                =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits  $122,038     $343  1.12% $106,587     $203  0.76%
  Savings deposits     51,508       68  0.53%   47,472       54  0.46%
  Time deposits       305,411    2,045  2.68%  284,266    2,133  3.00%
  Short-term
   borrowings          91,763      512  2.23%   48,222      156  1.29%
  Long-term borrowings
   and subordinated
   debentures         177,709    1,854  4.17%  168,570    1,706  4.05%
                     --------- -------- ----- --------- -------- -----
                      748,429    4,822  2.58%  655,117    4,252  2.60%
Noninterest bearing
 liabilities
  Demand deposits      58,921                   48,454
  Other liabilities     5,557                    4,592
                     ---------                ---------
    Total liabilities 812,907                  708,163

Shareholders' equity   65,808                   56,459
                     ---------                ---------
  Total liabilities
   and shareholders'
   equity            $878,715                 $764,622
                     =========                =========

NET INTEREST EARNINGS           $7,652                   $6,665
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.69%                    3.69%
                                        =====                    =====



SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates YTD 2004 vs YTD 2003
                                  For the Year Ended
                                     December 31,
                  ----------------------------------------------------
                             2004                     2003
                  --------------------------- ------------------------
                    Average  Earnings/ Yield/ Average Earnings/ Yield/
Dollars in          Balances  Expense   Rate  Balances Expense   Rate
 thousands
----------------------------------------------------------------------
ASSETS
Interest earning
 assets
  Loans, net of
   unearned interest
    Taxable          $567,066  $35,770  6.31% $455,526  $30,842  6.77%
    Tax-exempt          8,818      662  7.51%    5,933      489  8.24%
  Securities
    Taxable           166,882    7,193  4.31%  175,821    7,952  4.52%
    Tax-exempt         48,356    3,303  6.83%   41,537    2,889  6.96%
   Interest bearing
    deposits other
    banks and Federal
    funds sold          3,489      127  3.64%    5,368      170  3.17%
                  ------------ -------- ----- --------- -------- -----
Total interest
 earning assets       794,611   47,055  5.92%  684,185   42,342  6.19%

Noninterest
 earning assets
  Cash & due from
   banks               14,367                    8,970
  Premises &
   equipment           19,998                   14,168
  Other assets         16,879                   19,746
  Allowance for
   loan losses         (4,972)                  (4,325)
                  ------------                ---------
    Total assets     $840,883                 $722,744
                  ============                =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
   demand deposits   $120,066   $1,183  0.99% $100,084     $793  0.79%
  Savings deposits     49,806      242  0.49%   46,985      256  0.54%
  Time deposits       306,850    8,285  2.70%  280,064    8,950  3.20%
  Short-term
   borrowings          70,318    1,204  1.71%   31,907      441  1.38%
  Long-term borrowings
   and subordinated
   debentures         172,580    7,046  4.08%  158,040    7,090  4.49%
                  ------------ -------- ----- --------- -------- -----
                      719,620   17,960  2.50%  617,080   17,530  2.84%
Noninterest bearing
 liabilities
  Demand deposits      54,212                   46,166
  Other liabilities     5,416                    4,870
                  ------------                ---------
    Total
     liabilities      779,248                  668,116

Shareholders'
 equity                61,635                   54,628
                  ------------                ---------
  Total liabilities
   and shareholders'
     equity          $840,883                 $722,744
                  ============                =========

NET INTEREST
 EARNINGS                      $29,095                  $24,812
                               ========                 ========

NET INTEREST YIELD ON
 EARNING ASSETS                         3.66%                    3.63%
                                        =====                    =====


    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552
             rtissue@SummitFGI.com